UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): June 6, 2014

NEXT GENERATION ENERGY CORP.
(Exact name of registrant as specified in charter)

Nevada	002-74785-B	88-0169543
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

4270 John Marr Drive, Annandale, Virginia  22003
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including area code: 703-372-1282

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01           Change in Registrants Certifying Accountant

On June 6, 2014 (the "Resignation Date"), Turner, Jones & Associates, P.L.L.C. (the "Former Auditor") resigned as the independent registered public accounting firm of Next Generation Energy Corp. (the "Company").

The report of the Former Auditor on the Company’s financial statements for the years ended December  31, 2013 and 2012 and did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle except that such report contained an explanatory paragraph in respect to our uncertainty as to the Company's ability to continue as a going concern.

During the years ended December  31, 2013 and 2012 and through the Resignation Date, the Company has not had any disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the Former Auditor’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

During the years ended December  31, 2013 and 2012 and through the Resignation Date, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that our Former Auditor furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  The Company will amend this Form 8-K to receive such letter upon receipt from the Former Auditor.

Item 4.02           Non-Reliance on Previously Issued Financial Statements and Related Audit Report or Completed Interim Review

Concurrent with its resignation on June 6, 2014, the Former Auditor notified the Company’s sole officer and director of misstatements in the Company’s previously reported financial statements for the fiscal years ended December 31, 2012 and 2011 that required correction relating to the valuation of the Company’s oil and gas leases.

Upon receipt of the correspondence from the Former Auditor on June 6, 2014, the sole Director determined that the Company’s previously filed financial statements for each of the years and quarters in the fiscal years ended December 31, 2011 and 2012 should no longer be relied upon.  The Company is in the process of preparing the restated financial statement to correct the misstatements and it intends to file such amended financial statements in the near future.

The Former Auditor was asked to furnish the Company a letter, addressed to the SEC, stating whether or not it agrees with the above statements. The Company will amend this Form 8-K to receive such letter upon receipt from the Former Auditor.

The Company will amend its previously filed periodic reports to restate its financial information.

Item 9.01           Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

7.1	Letter from Turner, Jones & Associates, P.L.L.C. (to be filed by amendment)

16.1	Letter from Turner, Jones & Associates, P.L.L.C. (to be filed by amendment)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEXT GENERATION ENERGY CORP.

By:	/s/ Darryl Reed
Name:	Darryl Reed
Title:	Chief Executive Officer

Date:	June 13, 2014
Annandale, Virginia

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